UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14938	54-1272589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1641 Fairystone Park Highway Stanleytown, Virginia	24168

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 627-2010

_________________________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

            On April 15, 2013, Stanley Furniture Company, Inc. (the “Company”) issued a press release announcing the first quarter 2013 operating results.  The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01                  Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release of the Company dated April 15, 2013, announcing the Company’s first quarter 2013 operating results.

SIGNATURES

                      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

Date: April 15, 2013	By:	/s/Micah S. Goldstein
Micah S. Goldstein
Chief Financial Officer
(Principal Financial and Accounting Officer)